UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2004

HEALTHEXTRAS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 0-31014

Delaware	52-2181356
(State or other Jurisdiction of incorporation)	(IRS Employer Identification No.)

800 King Farm Boulevard

Rockville, Maryland 20850

(Address of principal executive offices)

(301) 548-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 27, 2004, HealthExtras, Inc. announced its financial results for the third quarter ended September 30, 2004. The press release announcing financial results for the third quarter ended September 30, 2004 is filed as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of business acquired:

Not Applicable

(b)	Pro forma financial information:

Not Applicable

(c)	Exhibits:

Exhibit No.	Description
99.1	Press Release Dated October 27, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHEXTRAS, INC.

Dated: October 27, 2004	By:	/s/ Michael P. Donovan
Michael P. Donovan
Chief Financial Officer and Chief Accounting Officer